Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Sphere 500 Climate Fund (SPFFX),
a series of Manager Directed Portfolios (the “Trust”)
Supplement dated November 14, 2023 to the Fund’s Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”), each dated January 31, 2023, as previously supplemented
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
On October 17, 2023, the Board of Trustees of the Trust (the “Board”) approved the reorganization of the Sphere 500 Climate Fund (the “Target Fund”) into the Sphere 500 Climate Fund (the “Acquiring Fund”), a newly-created series of North Square Investments Trust (“North Square”). The reorganization is subject to certain conditions, including approval by the North Square Board. The Acquiring Fund will have an investment objective and principal investment strategies and limitations that are substantially similar to the investment objective, strategies, and limitations of the Target Fund.
The Target Fund’s investment adviser, Reflection Asset Management LLC (“Reflection”), proposed the reorganization because Reflection believes that the Target Fund and its shareholders would benefit by becoming a series of North Square. Reflection believes the reorganization will result in greater distribution opportunities and enhanced marketing services for the Acquired Fund, as well as improved efficiencies due to the affiliation of North Square’s administrator with the Target Fund’s distributor, Ultimus Fund Distributors, LLC.
After the closing of the reorganization, which is subject to approval by the shareholders of the Target Fund, Reflection will continue to serve as the investment adviser to the Acquiring Fund and the portfolio manager for the Target Fund will continue to serve as portfolio manager of the Acquiring Fund.
Under the terms of the agreement and plan of reorganization approved by the Board, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in return for shares of the Acquiring Fund.
The reorganization will not affect the value of your account in the Target Fund at the time of the reorganization. The reorganization is expected to be treated as a tax-free reorganization for U.S. federal tax purposes.
A shareholder meeting for the purpose of voting on the agreement and plan of reorganization is scheduled to be held in January 2024. Assuming shareholders approve the reorganization, the closing of the reorganization is expected to occur in February 2024. Shareholders of record will receive a proxy statement prior to the meeting, which will provide further details about the Acquiring Fund, the meeting, and the reorganization.
Target Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund.
Please retain this supplement for future reference.